UNITED STATES
SECURITIES ANE EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 18, 2003

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization) 15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA (Address of Principal Executive Offices)	51-0374887 (I.R.S. Employer Identification No.) 85260-1619 (Zip Code)

Registrant’s Telephone Number, including Area Code (480) 754-3425.

Table Of Contents

Item 7. Exhibits

(c)	Exhibits

(99)	Investor Presentation dated March 18, 2003

Item 9. Regulation FD Disclosure.

As previously announced in our press release dated March 11, 2003, Dial will make a presentation to investors on March 18, 2003. A copy of the presentation is being furnished as Exhibit 99 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
March 18, 2003

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99	Investor Presentation dated March 18, 2003